SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 1, 2009
Date of Report (Date of earliest event reported)

GUINNESS EXPLORATION, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 333-139683
(Commission File Number)

98-0465540
 (IRS Employer Identification Number)

1312 North Monroe Street
Spokane, Washington 99201
(Address of principal executive offices)

509.252.9157
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 1, 2009, Mr. Michael Juhasz resigned his positions as Vice President, and Secretary and Treasurer of the Company for personal reasons and there was no disagreement with the Company relating to its operations, policies or practices. A copy of this report has been sent to Mr. Juhasz by the Company. Mr. Juhasz has not provided, and has indicated to the Company that he does not plan to provide, any correspondence regarding this filing to the Company in respect of his resignation from these positions.

Effective December 1, 2009, Mr. Alastair Brown was appointed to the position of Secretary and Treasurer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUINNESS EXPLORATION, INC.

/s/ Alastair Brown
Alastair Brown,
Chair & Chief Executive Officer,
Director
Dated:  December 1, 2009